Van Kampen Pennsylvania Tax Free Income Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 City   7/27/    -     $104.5 $124,98  2,000,    1.60%  1.02%   Bear,    Bear
  of      05             9     5,000     000                    Stearn  Stearn
Philad                                                           s &       s
elphia                                                           Co.
 , PA                                                           Inc.,
Airpor                                                          Goldma
   t                                                              n,
Revenu                                                          Sachs
   e                                                            & Co.,
Series                                                          Cabrer
 2005A                                                            a
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC